Q1 2025 Results Presentation April 21, 2025

1 Forward-Looking Statements Readers should note that in addition to the historical information contained herein, this presentation contains, and future oral and written statements of the Company and its management may contain, “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “will,” “propose,” “may,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue,” or “should,” or similar terminology. Any forward-looking statements presented herein are made only as of the date of this presentation, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: (i) the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and supply chain constraints); (ii) effects on the U.S. economy resulting from the threat or implementation of, or changes to, existing policies and executive orders including tariffs, immigration policy, regulatory or other governmental agencies, foreign policy and tax regulations; (iii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics, acts of war or other threats thereof (including the Russian invasion of Ukraine and ongoing conflicts in the Middle East), or other adverse events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iv) new and revised accounting policies and practices, as may be adopted by state and federal regulatory banking agencies, the Financial Accounting Standards Board or the Public Company Accounting Oversight Board; (v) changes in local, state and federal laws, regulations and governmental policies concerning the Company’s general business and any changes in response to the bank failures in 2023; (vi) the imposition of tariffs or other governmental policies impacting the value of products produced by the Company's commercial borrowers; (vii) changes in interest rates and prepayment rates of the Company’s assets; (viii) increased competition in the financial services sector, including from non-bank competitors such as credit unions and fintech companies, and the inability to attract new customers; (ix) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (x) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (xi) the loss of key executives and employees, talent shortages and employee turnover; (xii) changes in consumer spending; (xiii) unexpected outcomes or costs of existing or new litigation or other legal proceedings and regulatory actions involving the Company; (xiv) the economic impact on the Company and its customers of climate change, natural disasters and of exceptional weather occurrences such as tornadoes, floods and blizzards; (xv) fluctuations in the value of securities held in our securities portfolio, including as a result of changes in interest rates; (xvi) credit risks and risks from concentrations (by type of borrower, geographic area, collateral and industry) within our loan portfolio (including commercial real estate loans) and large loans to certain borrowers; (xvii) the overall health of the local and national real estate market; (xviii) the ability to maintain an adequate level of allowance for credit losses on loans; (xix) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and who may withdraw deposits to diversify their exposure; (xx) the ability to successfully manage liquidity risk, which may increase dependence on non-core funding sources such as brokered deposits, and may negatively impact the Company’s cost of funds; (xxi) the level of nonperforming assets on our balance sheet; (xxii) interruptions involving our information technology and communications systems or third-party servicers; (xxiii) the occurrence of fraudulent activity, breaches or failures of our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; (xxiv) the effectiveness of the Company’s risk management framework, and (xxv) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. Readers should note that the forward-looking statements included in this press release are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. While the Company believes these are useful measures for investors, they are not presented in accordance with GAAP. You should not consider non- GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Because not all companies use identical calculations, the presentation herein of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Tax-equivalent adjustments assume a federal tax rate of 21% and state tax rate of 9.5%. For a reconciliation of the non-GAAP measures we use to the most closely comparable GAAP measures, see the Appendix to this presentation.

2 Exceptional asset quality Strong profitability and tangible book value growth Net interest margin expansion supported by low cost deposit base n Nonperforming assets representing only 0.11% of total assets at March 31, 2025, compared to 0.16% at December 31, 2024 n Net charge-offs representing only 0.05% of average loans on an annualized basis during 1Q25, compared to 0.08% of average loans on an annualized basis during 4Q24 n Net income of $19.1 million, or $0.60 per diluted share; return on average assets (ROAA) of 1.54% and return on average tangible common equity (ROATCE)1 of 16.20% n Adjusted net income1 of $19.3 million, or $0.61 per diluted share; adjusted ROAA1 of 1.55% and adjusted ROATCE1 of 16.36% n Tangible book value per share1 increased 4.3% from December 31, 2024 and 17.0% from March 31, 2024 n Net interest margin expanded 16 basis points to 4.12% and net interest margin (tax-equivalent basis)1 expanded 15 basis points to 4.16% n Average loan balances increased $73.4 million, or 2.2%, and loan yields increased 7 basis points to 6.39% n Cost of funds decreased 7 basis points to 1.32% and total cost of deposits decreased 6 basis points to 1.21% Q1 2025 Highlights Note: Financial data as of and for the three months ended March 31, 2025 unless otherwise indicated; 1 See "Non-GAAP reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

Company Snapshot

Overview

- ✓ Company incorporated in 1982 from base of family-owned banks and completed its IPO in October 2019
- ✓ Headquartered in Bloomington, Illinois, with operations throughout Illinois and eastern Iowa
- ✓ Strong, granular, and low-cost deposit franchise with 1.21%* cost of deposits and 95.2% core deposits[1]
- ✓ Conservative credit culture, with net charge-offs to average loans of 0.05% for the year ended December 31, 2024 and net charge-offs to average loans of 0.05%* for the three months ended March 31, 2025
- ✓ High profitability sustained through economic cycles

Loan Composition



Municipal, consumer & other: 8%
Commercial
C&I: 13%
CRE–Owner occupied: 9%
CRE–Non-owner occupied: 26%
C&D: 11%
Multi-family: 12%
1-4 Family residential: 13%
Agricultural & farmland: 8%
Commercial Real Estate

Deposit Composition



Noninterest-bearing demand: 24%
Interest-bearing demand: 26%
Money market: 19%
Savings: 13%
Time: 18%

Financial Highlights ($mm)

	As of or for the period ended	2022	2023	2024	1Q25
Balance Sheet	Total assets	$4,287	$5,073	$5,033	$5,092
	Total loans	2,620	3,404	3,466	3,462
	Total deposits	3,587	4,401	4,318	4,385
	Core deposits (%)[1]	99.2 %	93.8 %	95.3 %	95.2 %
	Loans-to-deposits	73.0 %	77.3 %	80.3 %	79.0 %
	CET1 (%)	13.1 %	12.1 %	13.2 %	13.5 %
	TCE / TA[1]	8.1 %	8.2 %	9.4 %	9.7 %
Key Performance Indicators	Adjusted ROAA[1]	1.31 %	1.59 %	1.50 %	1.55 %*
	Adjusted ROATCE[1]	15.8 %	20.9 %	17.2 %	16.4 %*
	NIM (FTE)[1]	3.60 %	4.15 %	4.01 %	4.16 %*
	Yield on loans	4.91 %	6.04 %	6.36 %	6.39 %*
	Cost of deposits	0.07 %	0.60 %	1.30 %	1.21 %*
	Cost of funds	0.19 %	0.86 %	1.41 %	1.32 %*
	Efficiency ratio (FTE)[1]	56.9 %	55.8 %	53.5 %	53.3 %
Credit	NCOs / loans	(0.08)%	0.01 %	0.05 %	0.05 %*
	ACL / loans	0.97 %	1.18 %	1.21 %	1.22 %
	NPLs / loans	0.08 %	0.23 %	0.22 %	0.15 %
	NPAs / assets	0.12 %	0.17 %	0.16 %	0.11 %

Note: Financial data as of and for the three months ended March 31, 2025 unless otherwise indicated; * Annualized measure; FTE: Fully tax equivalent; [1] Non-GAAP financial measure. See "Non-GAAP Reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

3

Earnings Overview

($000)	Prior Quarter			Current Quarter		
	4Q24	Non-GAAP Adj.[1]	Adjusted 4Q24[1]	1Q25	Non-GAAP Adj.[1]	Adjusted 1Q25[1]
Interest and dividend income	$62,798	$—	$62,798	$63,138	$—	$63,138
Interest expense	15,397	—	15,397	14,430	—	14,430
Net interest income	47,401	—	47,401	48,708	—	48,708
Provision for credit losses	725	—	725	576	—	576
Net interest income after provision for credit losses	46,676	—	46,676	48,132	—	48,132
Noninterest income	11,630	(1,016)	10,614	9,306	249	9,555
Noninterest expense	30,908	—	30,908	31,935	—	31,935
Income before income tax expense	27,398	(1,016)	26,382	25,503	249	25,752
Income tax expense	7,126	(290)	6,836	6,428	71	6,499
Net income	**$20,272**	**$(726)**	**$19,546**	**$19,075**	**$178**	**$19,253**

1Q25 NIM Analysis*



3.96%
0.06%
0.03%
0.02%
(0.02)%
0.05%
0.02%
4.12%
4Q24
Loans[2]
Loan Fees
Nonaccrual Interest Recoveries
Other Earning Assets
Deposit Costs
Other Funding Costs
1Q25

Highlights Relative to Previous Quarter

- Net interest income increased $1.3 million from the fourth quarter of 2024 with higher average loan balances, lower deposit costs, and increased yields on loans and debt securities. Additionally, a $0.6 million increase in nonaccrual interest recoveries and loan fees contributed to the increase in net interest income.
- Net interest margin increased 16 basis points to 4.12%.
- Provision for credit losses primarily reflects changes in the qualitative factors and in the loan portfolio which were partially offset by a decrease in specific reserves.
- Excluding the mortgage servicing rights fair value adjustments, noninterest income decreased by $0.7 million primarily due to a $0.3 million decrease in wealth management fees, driven by a seasonal decrease in farm management income, the absence of a $0.2 million gain on life insurance proceeds included in the fourth quarter 2024 results, and a $0.2 million decrease in card income.
- Noninterest expense increased by $1.0 million, primarily attributable to a $1.3 million increase in salaries, driven by seasonal variation in vacation accruals and merit increases effective in March 2025, and a $0.6 million increase in employee benefits expense, driven by higher medical benefits expenses, which were partially offset by a $0.3 million decrease in other noninterest expense and a $0.3 million decrease in data processing expense.

Note: Financial data as of and for the three months ended March 31, 2025 unless otherwise indicated; * Annualized measures; [1] Non-GAAP financial measure. See "Non-GAAP Reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures; [2] Reflects contribution of loan interest income to net interest margin, excluding loan discount accretion, nonaccrual interest recoveries, and loan fees.

4

Deposit Overview

Deposit Base Highlights

- Highly granular deposit base with balances up during the first quarter of 2025 and the spot interest rate for total deposits at March 31, 2025 was 2 basis points lower than total deposit interest costs during the first quarter of 2025
- Top 100 depositors, by balance, make up 13% of our deposit base, and the top 200 depositors make up 17% as of March 31, 2025
- Excluding reciprocal deposit accounts, account balances consist of 71% retail, 20% business, and 9% public funds as of March 31, 2025
- Uninsured and uncollateralized deposits estimated to be $606 million, or 14% of total deposits, as of March 31, 2025

	Interest Costs* 1Q25	Spot Interest Rates[2] As of 3/31/25
Interest-bearing demand	0.53 %	0.55 %
Money market	2.21 %	2.21 %
Savings	0.26 %	0.27 %
Time	3.48 %	3.38 %
Total interest-bearing deposits	**1.60 %**	**1.58 %**
Total deposits	**1.21 %**	**1.19 %**

Latest Rising Rate Cycle Deposit Beta (4Q21 to 2Q24): 23.6%


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
—%
5.50%
1.31%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Fed Funds Rate[1]
Cost of Deposits*

Current Falling Rate Cycle Deposit Beta (3Q24 to 1Q25): 15.1%


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
—%
5.43%
4.50%
1.35%
1.21%
3Q24
4Q24
1Q25
Fed Funds Rate[1]
Cost of Deposits*

Rate Data Source: St. Louis FRED; * Annualized measure; [1] Represents quarterly average of federal funds target rate upper limit; [2] Weighted average spot interest rates do not include impact of purchase accounting adjustment amortization.

5

Net Interest Margin

- First quarter 2025 net interest margin and net interest margin (tax-equivalent basis)[1] increased 16 and 15 basis points from the prior quarter, respectively
- 34% of the loan portfolio matures or reprices within the next 3 months and 44% of the loan portfolio matures or reprices within the next 12 months
- An increase in the contribution of nonaccrual interest recoveries and loan fees accounted for 5 basis points of the increase in net interest margin

Scheduled Fixed Rate Loan Maturities

($000)	2Q25	3Q25	4Q25	1H26	2H26
Balance	$140,222	$ 58,838	$ 99,192	$228,123	$128,271
Weighted Average Interest Rate[2]	6.57 %	4.74 %	5.45 %	5.09 %	4.27 %

Annual



FTE NIM[1]
GAAP NIM
Accretion of acquired loan discounts contribution to NIM
3.60%
3.23%
3.60%
4.15%
4.01%
3.54%
3.18%
3.54%
4.09%
3.96%
2020
2021
2022
2023
2024
2bps
3bps
2bps
9bps
9bps

Quarterly



FTE NIM*[1]
GAAP NIM*
Accretion of acquired loan discounts contribution to NIM*
3.99%
4.00%
4.03%
4.01%
4.16%
3.94%
3.95%
3.98%
3.96%
4.12%
1Q24
2Q24
3Q24
4Q24
1Q25
10bps
8bps
10bps
9bps
9bps

Note: Financial data as of and for the three months ended March 31, 2025 unless otherwise indicated; * Annualized measure; [1] Tax-equivalent basis metric; see "Non-GAAP reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures; [2] Weighted average interest rates does not include impact of purchase accounting adjustment amortization or deferred loan fee amortization.

6

Loan Portfolio Overview: Commercial and Commercial Real Estate

Commercial Loan Portfolio

- $441 million C&I loans outstanding as of March 31, 2025
  - For working capital, asset acquisition, and other business purposes
  - Underwritten primarily based on borrower's cash flow and majority further supported by collateral and personal guarantees; loans based primarily in-market[1]
- $322 million owner-occupied CRE outstanding as of March 31, 2025
  - Primarily underwritten based on cash flow of the business occupying the property and supported by personal guarantees; loans based primarily in-market[1]


Auto Repair and Dealers: 9%
Construction: 9%
Health Care and Social Assistance: 8%
Manufacturing: 8%
Wholesale Trade: 8%
Accommodation and Food Services: 8%
Real Estate, Rental, and Leasing: 7%
Grain Elevators: 6%
Finance and Insurance: 5%
Retail Trade: 5%
Other: 27%

Commercial Real Estate Portfolio

- $1.69 billion portfolio as of March 31, 2025
  - $891 million in non-owner occupied CRE primarily supported by rental cash flow of the underlying properties
  - $376 million in construction and land development loans primarily to developers for properties to sell upon completion or for long-term investment
  - $424 million in multi-family loans secured by 5+ unit apartment buildings
- Office CRE exposure characterized by solid credit metrics as of March 31, 2025 with 2.6% rated substandard, less than 0.1% past due 30 days or more, and a weighted average LTV of 58%


Other: 18%
Multi-Family: 35%
Hotels: 5%
Senior Living Facilities: 7%
Office: 11%
Retail: 11%
Warehouse/ Manufacturing: 13%

[1] Market area defined as within 60 miles of a branch

7

Loan Portfolio Overview: Selected Portfolios

Agriculture and Farmland

- $292 million portfolio as of March 31, 2025
- Borrower operations focus primarily on corn and soybean production
- Federal crop insurance programs mitigate production risks
- No customer accounts for more than 3% of the agriculture portfolio
- Weighted average LTV on farmland loans is 51%
- 1.6% is rated substandard as of March 31, 2025
- More than 70% of agricultural borrowers have been with the Company for at least 10 years, and 51% for more than 20 years



Livestock: 2%
Equipment: 5%
Crops: 30%
Farmland: 63%

Municipal, Consumer and Other

- $260 million portfolio as of March 31, 2025
  - Loans to municipalities are primarily federally tax-exempt
  - Consumer loans include loans to individuals for consumer purposes and typically consist of small balance loans
- Commercial Tax-Exempt – Senior Living
  - $44.4 million portfolio with $4.9 million average loan size
  - Weighted average LTV of 74%
  - 31.9% is rated substandard
- Commercial Tax-Exempt – Medical
  - $21.3 million portfolio with $3.0 million average loan size
  - Weighted average LTV of 44%
  - No loans are rated substandard



Other: 7%
Consumer: 4%
Commercial Tax-Exempt (Medical): 8%
Non-Depository Institutions: 43%
Commercial Tax-Exempt (Senior Living): 17%
Municipalities: 21%

8

Loan Portfolio Overview: ACL and Asset Quality



1Q25 ACL on Loans Activity ($000)
$42,044
$(429)
$(332)
$37
$717
$74
$42,111
4Q24
Net Charge-Offs
Changes in Specific Reserves
Changes in Economic Forecast
Changes in Qualitative Factors
Changes in Portfolio and Other Changes
1Q25

CECL Methodology and Oversight

- Discounted cash flow method utilized for majority of loan segments, except weighted average remaining maturity method used for consumer loans
- Credit loss drivers determined by regression analysis includes Company and peer loss data and macroeconomic variables, including unemployment and GDP
- ACL / Loans of 1.22% as of March 31, 2025
- ACL Committee provides model governance and oversight

ACL on Unfunded Commitments

- ACL on unfunded lending-related commitments was $3.2 million as of March 31, 2025

Watch List and Nonaccrual Loans ($000)	As of 12/31/24	Change	As of 3/31/25
Pass-Watch	$ 83,947	$ 2,874	$ 86,821
Special Mention	46,590	(1,756)	44,834
Substandard	71,213	2,511	73,724
Nonaccrual[1]	7,652	(2,550)	5,102

[1] Includes $1.4 million of loans that are wholly or partially guaranteed by the U.S. government as of March 31, 2025.

9

10 4.5 4.8 5.9 5.7 6.9 8.6 2.2 1.6 1.7 1.9 2.4 2.0 1.6 0.5 0.4 0.4 0.2 0.8 0.6 0.5 Asset Management and Trust Services Agricultural Services - Farm Management Agricultural Services - Real Estate Brokerage Investment Brokerage Total 2019 2020 2021 2022 2023 2024 1Q25 0 1 2 3 4 5 6 7 8 9 10 11 12 Wealth Management Overview Comprehensive Wealth Management Services n Proprietary investment management solutions n Financial planning n Trust and estate administration Wealth Management Revenue Trends ($mm) Agricultural Services n Farm management services: over 78,000 acres managed as of March 31, 2025 n Real estate brokerage including auction services n Farmland appraisals $2.8 $7.2 $8.4 $9.2 $9.9 Over $2.3 billion of assets under management or administration as of March 31, 2025 $6.8 $11.0

Securities Portfolio Overview

Securities Overview

- Company's debt securities consist primarily of the following types of fixed income instruments:
  - Agency guaranteed MBS: MBS pass-throughs, CMOs, and CMBS
  - Municipal bonds: weighted average NRSRO credit rating of Aa2/AA
  - Treasury, government agency debentures, and SBA-backed full faith and credit debt
  - Corporate bonds: Investment-grade corporate and bank subordinated debt
- Investment strategy focused on maximizing returns and managing the Company's asset sensitivity with high credit quality intermediate duration investments
- Company emphasizes predictable cash flows that limit faster prepayments when rates decline or extended durations when rates rise
- During the quarter, $24.4 million of debt securities were purchased with excess liquidity on hand

Expected Debt Securities Principal Cash Flows

($000)	2Q25	3Q25	4Q25	1H26	2H26
Expected Principal Cash Flows[1]	$ 41,270	$ 26,987	$ 49,902	$ 65,012	$ 70,038
Book Yield	2.83 %	2.87 %	2.30 %	2.70 %	2.53 %

Key Investment Portfolio Metrics

($000)	AFS	HTM	Total
Amortized Cost	$ 754,493	$ 490,398	$1,244,891
Unrealized Gain/(Loss)	(48,358)	(44,636)	(92,994)
Allowance for Credit Losses	—	—	—
Fair Value	706,135	445,762	1,151,897
Book Yield	2.67 %	2.43 %	2.58 %
Effective Duration (Years)	3.22	4.15	3.58

Portfolio Composition



Corporate: 6%
Book Yield: 5.03%
U.S. Treasury: 9%
Book Yield: 1.34%
U.S. Gov't Agency: 11%
Book Yield: 2.58%
Municipal: 15%
Book Yield: 2.01%
Agency RMBS: 26%
Book Yield: 3.52%
Agency CMBS: 33%
Book Yield: 2.00%

Amortized Cost: $1,245mm
Book Yield: 2.58%

Financial data as of March 31, 2025, unless otherwise indicated; [1] Expected principal cash flows includes contractual maturities, projected calls, and projected mortgage-backed principal payments based on industry recognized prepayment models as of March 31, 2025.

11

12 Capital and Liquidity Overview As of 3/31/25 Balance of Cash and Cash Equivalents $211,591 Market Value of Unpledged Securities 743,840 Available FHLB Advance Capacity 1,028,078 Available FRB Discount Window Capacity 106,279 Available Fed Fund Lines of Credit 80,000 Total Estimated Sources of Liquidity $2,169,788 Capital and Liquidity Highlights n All capital measures increased during 1Q25 and remain well above regulatory requirements n Decrease in CET1 risk-based capital ratio in 2023 was primarily a result of the Town and Country acquisition n If all unrealized losses on debt securities, regardless of accounting classification, were included in tangible equity, tangible common equity to tangible assets would be 9.15%1 n With the loan to deposit ratio at 79%, there is more than sufficient on-balance sheet liquidity that is also supplemented by multiple untapped liquidity sources CET1 Risk-Based Capital Ratio (%) 13.37 13.07 12.12 13.21 13.48% 2021 2022 2023 2024 1Q25 Tangible Common Equity to Tangible Assets (%) 8.89 8.06 8.19 9.42 9.73% 2021 2022 2023 2024 1Q25 1 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures. Liquidity Sources ($000)

13 Near-Term Outlook nNet interest income is expected to be up slightly in 2Q25, relative to 1Q25, due to a stable NIM and an increased day count despite lower projected average and end of period loan balances. nDeposit balances are expected to be flat in 2Q25, relative to 1Q25. nWith current liquidity levels, we may increase debt security purchases during the remainder of 2025, if yields are attractive. nNoninterest income is expected to increase slightly during 2Q25, relative to 1Q25. nNoninterest expense expected to be between $31 million and $33 million per quarter in 2025. nAsset quality expected to remain solid, although a return to more normalized asset quality metrics and charge-offs may occur should the economy soften. Additionally, there may be more volatility in the CECL calculation if we see large movements in forecast unemployment and GDP. nStock repurchase program will continue to be used opportunistically with $15 million available through January 1, 2026. nCurrent capital levels and operational structure support M&A should the right opportunity arise.

14 Our History – Long track record of organic and acquisitive growth Fred Drake named President and CEO of Heartland Bank and Trust Company and leads its entry into Bloomington-Normal 1992 1964 - 1982 George Drake purchases El Paso National Bank and assembles group of banks in rural communities in central IL M.B. Drake starts bank in central IL 1920 HBT Financial, Inc. incorporates as a multi-bank holding company owning three banks 1982 1997 All five banks owned by HBT Financial, Inc. merge into Heartland Bank and Trust Company Wave of FDIC- assisted and strategic acquisitions, including expansion into the Chicago MSA 2010-2015 Acquisition1 of Lincoln S.B. Corp (State Bank of Lincoln) 2018 Company crosses $1bn in assets 2007 1999 - 2008 Entry into several new markets in central IL through de novo branches and acquisitions 2019 Completion of IPO in October 2020 Merger of State Bank of Lincoln into Heartland Bank and Trust Company 2021 Entry into Iowa with NXT Bank acquisition 2023 Completed acquisition of Town and Country Financial Corporation 1 Although the Lincoln S.B. Corp transaction is identified as an acquisition above, the transaction was accounted for as a change of reporting entity due to its common control with the Company

15 Central Illinois: 44 Chicago MSA: 18 Iowa: 4 Central Illinois branches Chicago MSA branches Iowa branches Our Markets Source: S&P Capital IQ; Financial data as of March 31, 2025. Full-Service Branch Locations Central Illinois: 69% Chicago MSA: 28% Iowa: 3% $4.4bn Central Illinois: 48% Chicago MSA: 42% Iowa: 10% $3.5bn 66 Locations Deposits Loans Full-Service Branches

Business Strategy

Small enough to know you, big enough to serve you

Preserve strong ties to our communities

- Drake family involved in central Illinois banking since 1920
- Management lives and works in our communities
- Community banking and relationship-based approach stems from adherence to our Midwestern values
- Committed to providing products and services to support the unique needs of our customer base
- Vast majority of loans originated to borrowers residing within 60 miles of a branch

Deploy excess deposit funding into loan growth opportunities

- Highly defensible market position (Top 2 deposit share rank in 6 of 7 largest central Illinois markets in which the Company operates[1]) that contributes to our strong core deposit base and funding advantage
- Continued deployment of our excess deposit funding (79% loan-to-deposit ratio as of 1Q25) into attractive loan opportunities in larger, more diversified markets
- Efficient decision-making process provides a competitive advantage over the larger and more bureaucratic money center and super regional financial institutions that compete in our markets

Maintain a prudent approach to credit underwriting

- Robust underwriting standards will continue to be a hallmark of the Company
- Maintained sound credit quality and minimal originated problem asset levels during the Great Recession
- Diversified loan portfolio primarily within footprint
- Underwriting continues to be a strength as evidenced by NCOs / loans of 0.05% during 2024 and 0.05%* during 1Q25; NPLs / loans of 0.22% at 2024 and 0.15% at 1Q25

Pursue strategic acquisitions and sustain strong profitability

- Positioned to be the acquirer of choice for many potential partners in and adjacent to our existing markets
- Successful integration of 10 community bank acquisitions[2] since 2007
- Chicago MSA, in particular, has ~70 banking institutions with less than $2bn in assets
- 1.50% adjusted ROAA[3] and 4.01% NIM (FTE)[4] during 2024; 1.55%* adjusted ROAA[3] and 4.16%* NIM (FTE)[4] during 1Q25
- Highly profitable through the Great Recession and the COVID-19 pandemic

* Annualized measure; FTE: Fully tax equivalent; [1] Source: S&P Capital IQ, data as of June 30, 2024; [2] Includes merger with Lincoln S.B. Corp in 2018, although the transaction was accounted for as a change of reporting entity due to its common control with Company; [3] Metrics based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metrics, see "Non-GAAP reconciliations" in Appendix; [4] Metrics presented on tax-equivalent basis; for reconciliation with GAAP metric, see "Non-GAAP reconciliations" in Appendix.

16

17 Experienced executive management team with deep community ties Fred L. Drake Executive Chairman 42 years with Company 45 years in industry J. Lance Carter President and Chief Executive Officer 23 years with Company 31 years in industry Lawrence J. Horvath Chief Lending Officer 14 years with Company 39 years in industry Mark W. Scheirer Chief Credit Officer 14 years with Company 32 years in industry Andrea E. Zurkamer Chief Risk Officer 11 years with Company 24 years in industry Diane H. Lanier Chief Retail Officer 28 years with Company 40 years in industry Peter Chapman Chief Financial Officer Joined HBT in 2022 31 years in industry

18 Talented Board of Directors with deep financial services industry experience Fred L. Drake Executive Chairman • Director since 1984 • 42 years with Company • 45 years in industry J. Lance Carter Director • Director since 2011 • President and CEO of HBT Financial and Heartland Bank • 23 years with Company • 31 years in industry Patrick F. Busch Director • Director since 1998 • Vice Chairman of Heartland Bank • 29 years with Company • 46 years in industry Eric E. Burwell Director • Director since 2005 • Owner, Burwell Management Company • Invests in a variety of real estate, private equity, venture capital and liquid investments Linda J. Koch Director • Director since 2020 • Former President and CEO of the Illinois Bankers Association • 36 years in industry Gerald E. Pfeiffer Director • Director since 2019 • Former Partner at CliftonLarsonAllen LLP • Former CFO of Bridgeview Bancorp • Over 50 years of industry experience Allen C. Drake Director • Director since 1981 • Retired EVP with 27 years of experience at Company • Formerly responsible for Company’s lending, administration, technology, personnel, accounting, trust and strategic planning Dr. C. Alvin Bowman Director • Director since 2019 • Former President of Illinois State University • 36 years in higher education Roger A. Baker Director • Director since 2022 • Former Chairman and President of NXT Bancorporation • 15 years in industry

19 Investment Highlights 3 1 2 4 Track record of successfully integrating acquisitions Consistent performance through economic cycles and consistent out-performance of peers drives long-term shareholder value Strong, granular, low-cost deposit base provides funding for diversified loan portfolio and loan growth opportunities Prudent risk management

20 Consistent performance through economic cycles. . . Drivers of Profitability Strong, granular, low-cost deposits1 Relationship-based business model that has allowed us to cultivate and underwrite attractively priced loans A robust credit risk management framework to prudently manage credit quality Diversified sources of fee income, including in wealth management 4 Consistent out-performance, even during periods of broad economic stress 1 2 3 Pre-Tax Return on Average Assets (%) Company Company Adjusted Peer Median 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 1 Source: S&P Capital IQ as available on April 10, 2025; For 2006 through June 30, 2012, the Company’s pre-tax ROAA does not include Lincoln S.B. Corp. and its subsidiaries; 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures; 2 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median. 2

21 . . . and consistent out-performance of peers. . .1 CET1 Capital Ratio (%) 13.37 13.07 12.12 13.21 11.98 10.68 11.04 11.42 HBT Peer Median 2021 2022 2023 2024 Return on Average Equity (%) 14.81 14.73 14.60 13.9312.84 13.43 12.50 11.04 HBT Peer Median 2021 2022 2023 2024 Cost of Funds (%) 0.16 0.19 0.86 1.41 0.30 0.52 1.76 2.31 HBT Peer Median 2021 2022 2023 2024 Nonperforming Assets to Total Assets (%) 0.14 0.12 0.17 0.16 0.29 0.24 0.29 0.38 HBT Peer Median 2021 2022 2023 2024 Robust Capitalization Superior Profitability Exceptional Funding Base Conservative Credit Underwriting 1 11 1 Source: S&P Capital IQ as available on April 10, 2025; 1 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median.

22 . . . drives long-term shareholder value1 HBT Financial, Inc. Peer Median S&P 600 Small Cap Bank Index 10/11/2019 (IPO Date) 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 3/31/2025 $75.00 $100.00 $125.00 $150.00 $175.00 $200.00 Industry Recognition n Ranked 7th out of 200 in the Forbes 2025 America's Best Banks ranking (based on 2024 results) n Ranked 16th out of 208 in S&P Global Market Intelligence's 2024 large US community bank ranking n Ranked 12th out of community banks with total assets of $5bn to $10bn and 21st out of 300 publicly traded banks overall in Bank Director's The Best U.S. Banks 2024 edition Cumulative Total Return (Initial investment of $100 and reinvestment of dividends) 1 Source: S&P Capital IQ as available on April 10, 2025; 1 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median.

23 0.29 0.14 0.07 0.07 0.60 1.30 0.81 0.44 0.21 0.36 1.49 2.06 HBT Peer Median 2019 2020 2021 2022 2023 2024 Strong, granular, low-cost deposit base provides funding for . . . Cost of Deposits (%) Remains Consistently Below Peers 1 2 With a Lower Deposit Beta than Peers During the Latest Interest Rate Tightening Cycle Deposit Beta (4Q21 – 2Q24): HBT = 23.6% Peer Median1 = 36.2% As of 3/31/25 Number of Accounts (000) Average Account Balance ($000) Weighted Average Age (Years) Noninterest-bearing 74 $14 15.0 Interest-bearing demand 55 19 20.4 Money market 6 116 11.4 Savings 45 13 17.5 Time 18 43 2.1 Total deposits 197 $21 13.7 Deposit Base Characteristics2 1 Source: S&P Capital IQ as available on April 10, 2025; * Annualized measure; 1 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median; 2 Excludes overdrawn deposit accounts, reciprocal deposit accounts, and internal HBT accounts. 1.31% 2.07% HBT Peer Median 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 —% 0.50% 1.00% 1.50% 2.00% 2.50% 1

② . . . diversified loan portfolio and loan growth opportunities

Loan Growth Opportunities

Chicago MSA

- Entered market in 2011 with acquisition of Western Springs National Bank
- In-market disruption from recent bank M&A in Chicago MSA has provided attractive source of local talent
- Scale and diversity of Chicago MSA provides continued growth opportunities, both in lending and deposits
- Loan growth in Chicago MSA spread across a variety of commercial asset classes, including multi-family, mixed use, industrial, retail, and office
- Chicago MSA region loans grew 6.8% over the last 12 months

Central Illinois

- Deep-rooted market presence expanded through several acquisitions since 2007
- Central Illinois markets have been resilient during previous economic downturns
- Town and Country merger has provided very strong market share in a number of new markets and opportunities to expand customer relationships with HBT's greater ability to meet larger borrowing needs
- Central Illinois region loans were relatively stable over the last 12 months

Iowa

- Entered market in 2021 with acquisition of NXT Bancorporation, Inc. ("NXT")
- Continued opportunity to accelerate loan growth in Iowa thanks to HBT's larger lending limit and ability to add to talented banking team
- Iowa region loans grew 14.5% over the last 12 months

Diversified Loan Portfolio

	March 31, 2025	
	Balance ($000)	Percent
Commercial and industrial	$ 441,261	12.7 %
Commercial real estate - owner occupied	321,990	9.3 %
Commercial real estate - non-owner occupied	891,022	25.7 %
Construction and land development	376,046	10.9 %
Multi-family	424,096	12.3 %
One-to-four family residential	455,376	13.2 %
Agricultural and farmland	292,240	8.4 %
Municipal, consumer, and other	259,747	7.5 %
Total loans	**$ 3,461,778**	**100.0 %**

24

③ Track record of successfully integrating acquisitions

2007
BankPlus
Morton, IL
$231mm deposits

2010
Bank of Illinois
Normal, IL
FDIC-assisted $176mm deposits

2011
Western Springs National Bank
Western Springs, IL
FDIC-assisted
$184mm deposits

Bank of Shorewood
Shorewood, IL
FDIC-assisted
$105mm deposits

2012
Farmer City State Bank
Farmer City, IL
$70mm deposits

Citizens First National Bank
Princeton, IL
FDIC-assisted
$808mm deposits

2015
National Bancorp, Inc. (American Midwest Bank)
Schaumburg, IL
$447mm deposits

2018
Lincoln S.B. Corp (State Bank of Lincoln)[1]
Lincoln, IL
$357mm deposits

2021
NXT Bancorporation, Inc. (NXT Bank)
Central City, IA
$182mm deposits

2023
Town and Country Financial Corporation (Town and Country Bank)
Springfield, IL
$720mm deposits

[1] Although the Lincoln Acquisition is identified as an acquisition in the above table, the transaction was accounted for as a change of reporting entity due to its common control with Company.

25

Prudent risk management

Comprehensive Enterprise Risk Management

Strategy and Risk Management

- Majority of directors are independent, with varied expertise and backgrounds
- Board of directors has an established Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Enterprise Risk Management (ERM) Committee
- ERM program embodies the "three lines of defense" model and promotes business line risk ownership
- Independent and robust internal audit structure, reporting directly to our Audit Committee
- Strong compliance culture and compliance management system
- Code of Ethics and other governance documents are available at ir.hbtfinancial.com

Data Security & Privacy

- Robust data security program, and under our privacy policy, we do not sell or share customer information with non-affiliated entities
- Formal company-wide business continuity plan covering all departments, as well as a cybersecurity program that includes internal and outsourced, independent testing of our systems and employees

Disciplined Credit Risk Management

- Risk management culture instilled by management
- Well-diversified loan portfolio across commercial, regulatory CRE, and residential
- Primarily originated across in-footprint borrowers
- Centralized credit underwriting group that evaluates the vast majority of exposures over $750,000 to ensure uniform application of policies and procedures
- Conservative credit culture, strong underwriting criteria, and regular loan portfolio monitoring
- Robust internal loan review process that reviews more than 45% of loan commitments on a rolling 24 month basis

Historical Net Charge-Offs (%)

NCOs / Loans %



0.04%
(0.01)%
(0.08)%
0.01%
0.05%
0.05%*
2020
2021
2022
2023
2024
1Q25

* Annualized Measure.

26

27 Appendix

28 Non-GAAP Reconciliations Adjusted Net Income and Adjusted ROAA ($000) 2022 2023 2024 4Q24 1Q25 Net income $ 56,456 $ 65,842 $ 71,780 $ 20,272 $ 19,075 Adjustments: Acquisition expenses1 (1,092) (13,691) — — — Gains (losses) on closed branch premises 141 75 (635) — 59 Realized losses on sale of securities — (1,820) (3,697) (315) — Mortgage servicing rights fair value adjustment 2,153 (1,615) (174) 1,331 (308) Total adjustments 1,202 (17,051) (4,506) 1,016 (249) Tax effect of adjustments2 (551) 4,711 1,284 (290) 71 Total adjustments after tax effect 651 (12,340) (3,222) 726 (178) Adjusted net income $ 55,805 $ 78,182 $ 75,002 $ 19,546 $ 19,253 Average assets $ 4,269,873 $ 4,927,904 $ 5,008,083 $ 4,994,466 $ 5,032,813 Return on average assets 1.32% 1.34% 1.43% 1.61%* 1.54%* Adjusted return on average assets 1.31% 1.59% 1.50% 1.56%* 1.55%* * Annualized measure; 1 Includes recognition of an allowance for credit losses on non-PCD loans of $5.2 million and an allowance for credit losses on unfunded commitments of $0.7 million subsequent to the Town and Country merger during first quarter of 2023; 2 Assumes a federal income tax rate of 21% and a state tax rate of 9.5%.

29 Non-GAAP Reconciliations (cont’d) ROATCE, Adjusted ROAE, and Adjusted ROATCE ($000) 2022 2023 2024 1Q25 Total stockholders’ equity $ 383,306 $ 450,928 $ 515,368 $ 554,715 Less: goodwill (29,322) (57,266) (59,820) (59,820) Less: core deposit intangible assets (1,480) (20,272) (19,247) (17,480) Average tangible common equity $ 352,504 $ 373,390 $ 436,301 $ 477,415 Net income $ 56,456 $ 65,842 $ 71,780 $ 19,075 Adjusted net income 55,805 78,182 75,002 19,253 Return on average stockholders’ equity 14.73% 14.60% 13.93% 13.95%* Return on average tangible common equity 16.02% 17.63% 16.45% 16.20%* Adjusted return on average stockholders’ equity 14.56% 17.34% 14.55% 14.08%* Adjusted return on average tangible common equity 15.83% 20.94% 17.19% 16.36%* * Annualized measure.

Non-GAAP Reconciliations (cont'd)

Net Interest Income (tax-equivalent basis) and Net Interest Margin (tax-equivalent basis)

($000)		2020		2021		2022		2023		2024
Net interest income	$	117,605	$	122,403	$	145,874	$	191,072	$	188,850
Tax-equivalent adjustment[1]		1,943		2,028		2,499		2,758		2,242
Net interest income (tax-equivalent basis)[1]	**$**	**119,548**	**$**	**124,431**	**$**	**148,373**	**$**	**193,830**	**$**	**191,092**
Average interest-earnings assets	$	3,318,764	$	3,846,473	$	4,118,124	$	4,675,025	$	4,769,671
Net interest margin		3.54 %		3.18 %		3.54 %		4.09 %		3.96 %
Tax-equivalent adjustment[1]		0.06 %		0.05 %		0.06 %		0.06 %		0.05 %
Net interest margin (tax-equivalent basis)[1]		**3.60 %**		**3.23 %**		**3.60 %**		**4.15 %**		**4.01 %**

Net Interest Income (tax-equivalent basis) and Net Interest Margin (tax-equivalent basis)

($000)		1Q24		2Q24		3Q24		4Q24		1Q25
Net interest income	$	46,688	$	47,028	$	47,733	$	47,401	$	48,708
Tax-equivalent adjustment[1]		575		553		552		562		545
Net interest income (tax-equivalent basis)[1]	**$**	**47,263**	**$**	**47,581**	**$**	**48,285**	**$**	**47,963**	**$**	**49,253**
Average interest-earnings assets	$	4,765,449	$	4,785,558	$	4,769,471	$	4,758,334	$	4,798,021
Net interest margin		3.94 %*		3.95 %*		3.98 %*		3.96 %*		4.12 %*
Tax-equivalent adjustment[1]		0.05 %*		0.05 %*		0.05 %*		0.05 %*		0.04 %*
Net interest margin (tax-equivalent basis)[1]		**3.99 %***		**4.00 %***		**4.03 %***		**4.01 %***		**4.16 %***

* Annualized measure; [1] Assumes a federal income tax rate of 21% and a state tax rate of 9.5%.

30

31 Non-GAAP Reconciliations (cont’d) Efficiency Ratio (tax-equivalent basis) ($000) 2022 2023 2024 1Q25 Total noninterest expense $ 105,107 $ 130,964 $ 124,007 $ 31,935 Less: amortization of intangible assets (873) (2,670) (2,839) (695) Noninterest expense excluding amortization of intangible assets $ 104,234 $ 128,294 $ 121,168 $ 31,240 Net interest income $ 145,874 $ 191,072 $ 188,850 $ 48,708 Total noninterest income 34,717 36,046 35,571 9,306 Operating revenue 180,591 227,118 224,421 58,014 Tax-equivalent adjustment1 2,499 2,758 2,242 545 Operating revenue (tax-equivalent basis)1 $ 183,090 $ 229,876 $ 226,663 $ 58,559 Efficiency ratio 57.72% 56.49% 53.99% 53.85 % Efficiency ratio (tax-equivalent basis)1 56.93% 55.81% 53.46% 53.35% 1 Assumes a federal income tax rate of 21% and a state tax rate of 9.5%.

32 Non-GAAP Reconciliations (cont’d) ($000) 2021 2022 2023 2024 1Q25 Tangible common equity Total equity $ 411,881 $ 373,632 $ 489,496 $ 544,605 $ 565,057 Less: goodwill (29,322) (29,322) (59,820) (59,820) (59,820) Less: core deposit intangible (1,943) (1,070) (20,682) (17,843) (17,148) Tangible common equity $ 380,616 $ 343,240 $ 408,994 $ 466,942 488,089 Unrealized loss on HTM securities (44,636) Tax Effect 12,498 Tangible common equity - HTM adjusted $ 455,951 Tangible assets Total assets $ 4,314,254 $ 4,286,734 $ 5,073,170 $ 5,032,902 $ 5,092,192 Less: goodwill (29,322) (29,322) (59,820) (59,820) (59,820) Less: core deposit intangible (1,943) (1,070) (20,682) (17,843) (17,148) Tangible assets $ 4,282,989 $ 4,256,342 $ 4,992,668 $ 4,955,239 5,015,224 Unrealized loss on HTM securities (44,636) Tax Effect 12,498 Tangible assets - HTM adjusted $ 4,983,086 Total stockholders’ equity to total assets 9.55% 8.72% 9.65% 10.82% 11.10 % Tangible common equity to tangible assets 8.89% 8.06% 8.19% 9.42% 9.73 % Tangible common equity to tangible assets - HTM adjusted 9.15 % Tangible Common Equity to Tangible Assets

33 Non-GAAP Reconciliations (cont’d) ($000) 2021 2022 2023 2024 1Q25 Tangible common equity Total equity $ 411,881 $ 373,632 $ 489,496 $ 544,605 $ 565,057 Less: goodwill (29,322) (29,322) (59,820) (59,820) (59,820) Less: core deposit intangible (1,943) (1,070) (20,682) (17,843) (17,148) Tangible common equity $ 380,616 $ 343,240 $ 408,994 $ 466,942 $ 488,089 Shares outstanding 28,986,061 28,752,626 31,695,828 31,559,366 31,631,431 Book value per share $ 14.21 $ 12.99 $ 15.44 $ 17.26 $ 17.86 Tangible book value per share $ 13.13 $ 11.94 $ 12.90 $ 14.80 $ 15.43 Tangible Book Value Per Share

34 Non-GAAP Reconciliations (cont’d) ($000) 2022 2023 2024 1Q25 Total deposits $ 3,587,024 $ 4,401,437 $ 4,318,254 $ 4,384,590 Less: time deposits of $250,000 or more (27,158) (130,183) (202,196) (209,223) Less: brokered deposits — (144,880) — — Core deposits $ 3,559,866 $ 4,126,374 $ 4,116,058 $ 4,175,367 Core deposits to total deposits 99.24% 93.75% 95.32% 95.23 % Core Deposits

35 Non-GAAP Reconciliations ($000) 2011 2012 2013 Income before income tax expense $ 47,301 $ 71,384 $ 46,134 Adjustments: Bargain purchase gain 25,417 11,361 — Realized gains (losses) on sale of securities — 9,683 (9,143) Net positive adjustments on FDIC indemnification asset and true-up liability — 6,687 — Net loss related to the sale of branches — — (6,860) Total adjustments 25,417 27,731 (16,003) Adjusted income before income tax expense 21,884 43,653 62,137 Average assets $ 1,831,704 $ 2,494,242 $ 3,148,005 Pre-tax return on average assets 2.58% 2.86% 1.47 % Adjusted pre-tax return on average assets 1.19% 1.75% 1.97 % Adjusted Pre-Tax ROAA (2011 to 2013)

36 Peer Group Members Ticker Symbol Company Name BFC Bank First Corporation BY Byline Bancorp, Inc. CIVB Civista Bancshares, Inc. FMNB Farmers National Banc Corp. THFF First Financial Corporation FMBH First Mid Bancshares, Inc. GABC German American Bancorp, Inc. GSBC Great Southern Bancorp, Inc. HBNC Horizon Bancorp, Inc. IBCP Independent Bank Corporation LKFN Lakeland Financial Corporation MBWM Mercantile Bank Corporation MSBI Midland States Bancorp, Inc. MOFG MidWestOne Financial Group, Inc. NIC Nicolet Bankshares, Inc. OSBC Old Second Bancorp, Inc. PEBO Peoples Bancorp Inc. QCRH QCR Holdings, Inc. SMBC Southern Missouri Bancorp, Inc. SYBT Stock Yards Bancorp, Inc.

0 118 104 0 118 104 0 118 104 165 211 142 165 211 142 245 230 168 245 230 168 255 255 255